Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT
                          -----------------------------


     We consent to the incorporation by reference in this Annual Statement of The Tracker Corporation of America on Form 10-KSB of our report dated July 3, 2000 for the Years Ended March 31, 2000.


J.  L.  Stephan  Co.,  P.C.

Traverse  City,  Michigan

July  3,  2000


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